UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)         March 1, 2005
                                                       -------------------------

                               Semtech Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-6395                                95-2119684
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   (Commission File Number)            (IRS Employer Identification No.)

                      200 Flynn Road
                   Camarillo, California                     93012-8790
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         (Address of Principal Executive Offices)            (Zip Code)

                                  805-498-2111
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition
            ---------------------------------------------

               On March 1, 2005, the Registrant issued a press release announcing its financial results for the fiscal quarter ended January 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

               The information contained in this Item 2.02 (including the exhibit hereto) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this
               Item 2.02 (including the exhibit hereto) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to this Item 2.02 in such filing.


Item 7.01.   Regulation FD Disclosure
             ------------------------

               On March 1, 2005, the Registrant issued a press release containing forward looking statements, including with respect to its future performance and financial results. A copy of the press release is attached hereto as Exhibit 99.1.

               The information contained in this Item 7.01 including the exhibit hereto) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this
               Item 7.01 (including the exhibit hereto) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to this Item 7.01 in such filing


Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------

             (c)  Exhibits
                  --------

                  Exhibit 99.1 Press Release of the Registrant dated March 1, 2005. (This Exhibit 99.1 is being furnished and shall not be deemed "filed" as set forth in Items 2.02 and 7.01 hereof.)

                  The information contained in Exhibit 99.1 hereto is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Exhibit
                  99.1 hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to
                  Exhibit 99.1 in such filing.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2005                    SEMTECH CORPORATION



                                       By:   /s/   David G. Franz, Jr.
                                             -------------------------
                                             David G. Franz, Jr.
                                             Chief Financial Officer

INDEX TO EXHIBITS


Exhibit Number             Description of Document
--------------             -----------------------

99.1                       Press Release of the Registrant dated March 1, 2005